EX-99.13.c.v

_______ ___, 2021

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA 02116

Attention: Fund Administration Legal Department

Re: Aberdeen Funds (the “Trust”) — New Series

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between State Street Bank and Trust Company (the “Sub-Administrator”) and Aberdeen Standard Investments Inc. (the “Administrator”) dated as of June 1, 2010, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the addition of three series of the Trust, effective as of _________ __, 2021. Schedule A hereto has been updated to reflect the new series.

Please indicate your acceptance of the foregoing change by returning an executed copy of this letter to Aberdeen Standard Investments Inc.

[signature page follows]

Accepted:	Sincerely,

STATE STREET BANK AND TRUST COMPANY	Aberdeen STANDARD INVESTMENTS Inc.

By:	By:
Name:	Name:	Lucia Sitar
Title:	Title:	Vice President

FORM OF SUB-ADMINISTRATION AGREEMENT

Effective June 1, 2010

As amended _______ __, 2021

SCHEDULE A

Listing of Funds

Fund Name	Classes of Shares

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund)	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen U.S. Small Cap Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen China A Share Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Emerging Markets Sustainable Leaders Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Global Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Emerging Markets Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Global Absolute Return Strategies Fund	Class A Class C Institutional Class Institutional Service Class
Aberdeen International Small Cap Fund	Class A Class C Class R Institutional Class

Fund Name	Classes of Shares

Aberdeen Intermediate Municipal Income Fund	Class A Class C Institutional Class Institutional Service Class
Aberdeen U.S. Sustainable Leaders Fund (formerly Aberdeen U.S. Multi-Cap Equity Fund)	Class A Class C Institutional Class Institutional Service Class
Aberdeen Emerging Markets Debt Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Dynamic Dividend Fund	Class A Institutional Class
Aberdeen Global Infrastructure Fund	Class A Institutional Class
Aberdeen Short Duration High Yield Municipal Fund	Class A Institutional Class
Aberdeen Ultra Short Municipal Income Fund	Class A Class A1 Institutional Class
Aberdeen International Real Estate Equity Fund	Class A Institutional Class
Aberdeen Realty Income & Growth Fund	Class A Institutional Class
Aberdeen International Sustainable Leaders Fund	Class A Institutional Class
Aberdeen Global Equity Impact Fund	Class A Institutional Class
Aberdeen Global High Income Fund	Class A Institutional Class

ANNEX 1

ABERDEEN STANDARD INVESTMENTS INC.

Liquidity Risk Measurement Services	FREQUENCY
ABERDEEN FUNDS

Aberdeen China A Share Equity Fund

Aberdeen Dynamic Dividend Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Fund

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund

(formerly, Aberdeen Focused U.S. Equity Fund)

Aberdeen Global Equity Fund

Aberdeen Global Equity Impact Fund

Aberdeen Global High Income Fund

Aberdeen Global Infrastructure Fund

Aberdeen Global Absolute Return Strategies Fund

Aberdeen Short Duration High Yield Municipal Fund

Aberdeen Emerging Markets Sustainable Leaders Fund

(formerly, Aberdeen International Equity Fund)

Aberdeen International Real Estate Fund

Aberdeen International Small Cap Fund

Aberdeen International Sustainable Leaders Fund

Aberdeen Realty Income & Growth Fund

Aberdeen Intermediate Municipal Income Fund

Aberdeen U.S. Sustainable Leaders Fund

(formerly, Aberdeen U.S. Multi-Cap Equity Fund)

Aberdeen U.S. Small Cap Equity Fund

Aberdeen Ultra Short Municipal Income Fund

Daily

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
ABERDEEN FUNDS	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

Aberdeen China A Share Equity Fund

Aberdeen Dynamic Dividend Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Fund

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund

(formerly, Aberdeen Focused U.S. Equity Fund)

Aberdeen Global Equity Fund

Aberdeen Global Equity Impact Fund

Aberdeen Global High Income Fund

Aberdeen Global Infrastructure Fund

Aberdeen Global Absolute Return Strategies Fund

Aberdeen Short Duration High Yield Municipal Fund

Aberdeen Emerging Markets Sustainable Leaders Fund

(formerly, Aberdeen International Equity Fund)

Aberdeen International Real Estate Fund

Aberdeen International Small Cap Fund

Aberdeen International Sustainable Leaders Fund

Aberdeen Realty Income & Growth Fund

Aberdeen Intermediate Municipal Income Fund

Aberdeen U.S. Sustainable Leaders Fund

(formerly, Aberdeen U.S. Multi-Cap Equity Fund)

Aberdeen U.S. Small Cap Equity Fund

Aberdeen Ultra Short Municipal Income Fund

Standard

Form N-CEN Services
Aberdeen Funds